                             OCC ACCUMULATION TRUST

                           o GLOBAL EQUITY PORTFOLIO

                                 ANNUAL REPORT
                                      1999

                                                              MANAGED BY
                                                                [LOGO]
                                                            OPCAP ADVISORS

                             OCC ACCUMULATION TRUST
                                   MANAGED BY

                                     [LOGO]
                                 OPCAP ADVISORS


                               1999 ANNUAL REPORT

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of companies in which we invest generally did very well. The stocks of these companies, however, were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the four rate increases implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio delivered a total return of 26.5% in 1999, exceeding the 24.9% return of its benchmark, the Morgan Stanley Capital International World Index (the "World Index") in U.S. dollars. We are pleased with these results, which primarily reflected favorable stock selection in Europe and Japan. The Portfolio's return of 11.6% during the second half of the year compared with a return of 15.1% for the World Index.

The Portfolio invests in undervalued companies with what we consider to be superior business characteristics, including strong competitive positions, high cash flow and positive earnings outlooks. The objective of our value-based approach is to capitalize on investment opportunities worldwide and deliver excellent long-term investment results while controlling risk.

For the three years ended December 31, 1999, the Portfolio delivered an average annual total return of 17.8% compared with 21.6% for the World Index. From its inception on March 1, 1995 through December 31, 1999, the Portfolio's average annual return was 18.1% while the annual return on the World Index was 20.5%. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

At December 31, 1999, the Portfolio's top six country positions were: the United States, representing 36.2% of the Portfolio's net assets; Japan, 11.6% of net assets; the United Kingdom, 10.9% of net assets; France, 6.3% of net assets; Sweden, 5.2% of net assets; and Germany, 5.0% of net assets.

During the year, many global stock markets rose sharply, reflecting a high level of investor optimism about the growth of the Internet, particularly as it may affect data traffic over fixed and mobile phone lines. This strength was visible not only in the United States stock market, but also in the European and Asian markets, where technology issues led stock prices higher. The early success of mobile Internet services in Japan and a hostile bid for Mannesmann, Germany's largest mobile operator, propelled many stocks with direct and peripheral exposure to the convergence of Internet data transfer and telephony. In Europe, the trend toward consolidation is sweeping across key industries such as telecommunications, finance, and healthcare, resulting in higher share prices.

European holdings of the Portfolio that benefited from these developments included Swedish mobile equipment maker Ericsson, which gained 110% during the fourth quarter alone in the wake of a strong third-quarter earnings report and growing order books. French fixed line hardware supplier Alcatel increased 66% during the fourth quarter. The Spanish telephone company, Telefonica, which owns a large Internet portal and the country's main mobile phone operation, also rose strongly, as did German conglomerate Siemens. The latter company is in the process of restructuring its total portfolio of businesses, including a promising position in telecommunications equipment. EMI Music enjoyed a strong performance, reflecting investors' enthusiasm for the company's investment in Internet music sites.

On the other hand, many of our European holdings in traditional businesses were flat or even lower in price during the year. U.K. remote-retailer Great Universal Stores fell on fears concerning its catalog business despite the company's strong presence in consumer credit and in marketing techniques ideally suited to e-commerce. Other high-quality traditional businesses that languished included Diageo (global food and spirits company), Great Universal Stores (large discount retail franchise) and XL Capital (insurance and reinsurance).

We enjoyed an outstanding year in Japan, where our holdings more than doubled in value by the end of the first quarter of 1999 and kept right on rising. As prices continued to increase, we began to reduce our Japanese investments because of concerns about high valuations. While we continue to search for new Japanese stocks, it is increasingly difficult to identify solid businesses that trade at discounts to their intrinsic value. We did add cosmetics maker Shiseido to our Japanese holdings after several meetings with management convinced us that the company, which had fared poorly in recent years, now has a credible program for improving profit margins and returns on investment.

In the U.S., the Portfolio's investments consist of a core group of quality companies that we believe to be undervalued, such as Wells Fargo (banking), Citigroup (banking and other financial services) and Computer Associates International (computer software). Our sizable holdings of financial stocks in the U.S. detracted from performance. Even though the financial companies we own continue to increase their earnings and create shareholder value, share prices of many financial corporations were down in 1999 due to investor concerns regarding the impact of higher interest rates. In the latter part of the year, we repositioned our financial holdings, taking money from superlative performers such as Citigroup and using it to purchase stocks such as Freddie Mac whose share price declined in 1999 despite continued strong earnings growth.

During the second half of 1999, we established a new position in Anadarko Petroleum, an oil and gas exploration and production company based in the U.S. Anadarko is well managed and, in our view, the share price is inexpensive in relation to the company's business prospects.

Our emerging market investments include small positions in India and Brazil. Our main investment in Brazil is Telebras, a holding company with controlling stakes in most of the fixed and wireless telephone companies in that nation which has provided a solid investment return during the second half of 1999.

In the second half of the year, we began to take a somewhat more defensive investment posture due to concerns about valuations and the impact of rising interest rates. At December 31, 1999, the Portfolio's net assets were allocated 57.3% to the common stocks of companies based outside the United States, 36.2% to the common stocks of companies headquartered within the U.S., and 6.8% to short-term investments. This reflected a reduction in our U.S. holdings during the fourth quarter and an increase in short-term investments.

The Portfolio's five largest non-U.S. equity holdings at December 31, 1999 were XL Capital, a strongly capitalized specialty insurance company headquartered in Bermuda, representing 2.6% of the Portfolio's net assets; News Corp., an Australian-based global media and entertainment company, 2.3% of net assets; Sony, the well-known Japanese electronics and consumer products company, 1.9% of net assets; Teva Pharmaceutical, an Israeli pharmaceutical company, 1.9% of net assets; and Skandinaviska Enskilda Banken, a leading Swedish bank, 1.9% of net assets.

The five largest U.S. equity holdings were Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, representing 3.9% of the Portfolio's net assets; Citigroup, a leading global banking, insurance and other financial services company, 3.7% of net assets; Freddie Mac, the second largest insurer of home mortgages in the U.S., 3.6% of net assets; Computer Associates International, which designs and markets computer software, 3.2% of net assets; and McDonald's, a premier fast-food company with growing global markets, 2.3% of net assets.

Major industry positions were: financial services, representing 12.9% of the Portfolio's net assets at December 31, 1999; banking, 10.5% of net assets; telecommunications, 8.5% of net assets; technology, 7.4% of net assets; and consumer products, 6.8% of net assets.

                OCC ACCUMULATION TRUST--GLOBAL EQUITY PORTFOLIO

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
               THE PORTFOLIO AND THE MORGAN STANLEY WORLD INDEX+
                        PERIODS ENDED DECEMBER 31, 1999

                                  3/1/95*       12/31/95        12/31/96        12/31/97        12/31/98        12/31/99
                                  ------        --------        --------        --------        -------         --------
Glogal Equity Portfolio            9,970.00     11,872.98       13,654.38       15,568.38       17,637.19       22,315.33
Morgan Stanley World Index+       10,480.00     12,084.96       13,714.69       15,874.86       19,736.91       24,661.13


                         AVERAGE ANNUAL TOTAL RETURN

                     1 YEAR           SINCE MARCH 1, 1995*
                      26.5%                  18.1%


The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

+ The Morgan Stanley World Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.
* Portfolio's inception.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   SHARES                                                                                               VALUE
------------                                                                                        -------------
              COMMON STOCK -- 93.5%
              AUSTRALIA -- 2.3%
              MEDIA/BROADCASTING -- 2.3%
     30,000   News Corp. Ltd. ADR+................................................................     $1,003,125
                                                                                                    -------------
              AUSTRIA -- 1.0%
              BANKING -- 1.0%
      7,700   Bank Austria AG.....................................................................        434,369
                                                                                                    -------------
              BERMUDA -- 2.6%
              INSURANCE -- 2.6%
     21,897   XL Capital Ltd......................................................................      1,135,907
                                                                                                    -------------
              BRAZIL -- 1.2%
              PAPER PRODUCTS -- 0.0%
    210,000   Empresa Nacional de Comercio Redito E Participacoes SA+.............................            302
                                                                                                    -------------
              TELECOMMUNICATIONS -- 1.2%
  6,100,000   Telecomunicacoes Brasileiras SA ("Telebras")........................................        520,011
                                                                                                    -------------
              CANADA -- 0.8%
              TRANSPORTATION -- 0.8%
     17,000   Canadian Pacific Ltd................................................................        365,674
                                                                                                    -------------
              DENMARK -- 1.1%
              FINANCIAL SERVICES -- 1.1%
      6,500   Unidanmark A/S......................................................................        457,443
                                                                                                    -------------
              FINLAND -- 0.8%
              PAPER PRODUCTS -- 0.8%
     20,100   Stora Enso Oyj......................................................................        350,488
                                                                                                    -------------
              FRANCE -- 6.3%
              BANKING -- 1.0%
      4,500   Banque Nationale de Paris...........................................................        415,230
                                                                                                    -------------
              ELECTRONICS -- 1.1%
      2,150   Alcatel.............................................................................        493,803
                                                                                                    -------------
              FINANCIAL SERVICES -- 1.1%
      2,000   Societe Generale....................................................................        465,396
                                                                                                    -------------
              FOOD & BEVERAGES -- 1.6%
      2,850   Groupe Danone.......................................................................        671,801
                                                                                                    -------------
              INSURANCE -- 0.4%
      4,300   Scor SA.............................................................................        189,724
                                                                                                    -------------
              OFFICE EQUIPMENT -- 1.1%
     10,900   Societe BIC SA......................................................................        496,081
                                                                                                    -------------
              GERMANY -- 5.0%
              BANKING -- 1.4%
      9,150   Bayerische HypoVereinsbank AG.......................................................        624,929
                                                                                                    -------------
              MANUFACTURING -- 1.5%
      5,200   Siemens AG..........................................................................        661,587
                                                                                                    -------------
              POWER/UTILITY -- 1.4%
     12,200   Veba Aktien AG......................................................................        592,976
                                                                                                    -------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (CONTINUED)

   SHARES                                                                                               VALUE
 ----------                                                                                         -------------
              COMMON STOCK (CONTINUED)
              GERMANY (CONTINUED)
              RETAIL -- 0.7%
      6,000   Hornbach Holding AG+................................................................  $     290,117
                                                                                                    -------------
              GREECE -- 1.0%
              TELECOMMUNICATIONS -- 1.0%
     35,100   Panafon Hellenic Telecom SA.........................................................        444,015
                                                                                                    -------------
              HONG KONG -- 0.5%
              INDUSTRIAL MATERIALS -- 0.5%
     85,000   Yue Yuen Industrial Holdings........................................................        202,290
                                                                                                    -------------
              INDIA -- 1.3%
              BANKING -- 0.4%
     15,000   State Bank of India GDR Reg. S......................................................        178,500
                                                                                                    -------------
              TELECOMMUNICATIONS -- 0.9%
     34,000   Mahanagar Telephone Nigam Ltd.......................................................        374,000
                                                                                                    -------------
              ISRAEL -- 1.9%
              DRUGS & MEDICAL PRODUCTS -- 1.9%
     11,400   Teva Pharmaceutical Industries Ltd. ADR.............................................        817,238
                                                                                                    -------------
              ITALY -- 1.2%
              TELECOMMUNICATIONS -- 1.2%
     82,300   Telecom Italia SpA..................................................................        501,574
                                                                                                    -------------
              JAPAN -- 11.6%
              CONSUMER PRODUCTS -- 5.7%
     11,000   CANON, Inc..........................................................................        437,115
     20,000   Kao Corp............................................................................        570,617
     44,000   Shiseido Co.........................................................................        641,675
      2,800   SONY Corp...........................................................................        830,381
                                                                                                    -------------
                                                                                                        2,479,788
                                                                                                    -------------
              ELECTRONICS -- 1.2%
     11,000   Fujitsu Ltd.........................................................................        501,713
                                                                                                    -------------
              FINANCIAL SERVICES -- 2.4%
      9,600   Nichiei Co., Ltd....................................................................        208,594
     47,300   Nikko Securities Co., Ltd...........................................................        598,599
        650   Shohkoh Fund........................................................................        257,341
                                                                                                    -------------
                                                                                                        1,064,534
                                                                                                    -------------
              FOOD & BEVERAGES -- 0.8%
     19,000   Mikuni Coca-Cola Bottling Co........................................................        332,877
                                                                                                    -------------
              HOUSING -- 0.4%
      2,900   FamilyMart Co., Ltd.................................................................        193,012
                                                                                                    -------------
              TECHNOLOGY -- 1.1%
     29,900   Canon Sales Co., Inc................................................................        462,386
                                                                                                    -------------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (CONTINUED)

   SHARES                                                                                               VALUE
 ----------                                                                                         -------------
              COMMON STOCK (CONTINUED)
              SPAIN -- 2.6%
              BANKING -- 0.9%
      6,000   Banco Popular Espanol SA............................................................       $391,355
                                                                                                    -------------
              ENERGY -- 0.9%
     30,000   Iberdrola SA........................................................................        415,834
                                                                                                    -------------
              TELECOMMUNICATIONS -- 0.8%
     13,260   Telefonica SA*......................................................................        331,265
                                                                                                    -------------
              SWEDEN -- 5.2%
              BANKING -- 1.9%
     72,600   Skandinaviska Enskilda Banken.......................................................        733,764
     10,400   Skandinaviska Enskilda Banken (New Series A)*.......................................        103,890
                                                                                                    -------------
                                                                                                          837,654
                                                                                                    -------------
              DRUGS & MEDICAL PRODUCTS -- 1.1%
     10,200   Pharmacia & UpJohn, Inc.............................................................        462,710
                                                                                                    -------------
              ELECTRONICS -- 0.9%
     16,000   Electrolux AB.......................................................................        402,398
                                                                                                    -------------
              HOTELS -- 0.4%
     18,000   Scandic Hotels AB...................................................................        167,117
                                                                                                    -------------
              TELECOMMUNICATIONS -- 0.9%
      6,000   Telefonaktiebolaget LM Ericsson.....................................................        385,709
                                                                                                    -------------
              UNITED KINGDOM -- 10.9%
              CONSUMER PRODUCTS -- 1.1%
     51,200   Reckitt Benckiser plc...............................................................        484,642
                                                                                                    -------------
              DRUGS & MEDICAL PRODUCTS -- 1.1%
    145,000   Smith & Nephew plc..................................................................        487,175
        112   SmithKline Beecham plc..............................................................          1,420
                                                                                                    -------------
                                                                                                          488,595
                                                                                                    -------------
              ELECTRONICS -- 1.0%
     80,000   Invensys plc........................................................................        422,963
                                                                                                    -------------
              ENERGY -- 0.9%
     60,000   Enterprise Oil......................................................................        407,056
                                                                                                    -------------
              ENTERTAINMENT -- 1.6%
     69,000   EMI Group plc.......................................................................        679,880
                                                                                                    -------------
              FOOD SERVICES -- 1.2%
     63,700   Diageo plc..........................................................................        508,299
                                                                                                    -------------
              INDUSTRIAL MATERIALS -- 1.2%
    117,000   Williams plc........................................................................        532,952
                                                                                                    -------------
              PRINTING/PUBLISHING -- 1.2%
     72,700   Reed International plc..............................................................        546,060
                                                                                                    -------------
              RETAIL -- 1.6%
    116,900   Great Universal Stores plc..........................................................        679,783
                                                                                                    -------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (CONTINUED)

   SHARES                                                                                               VALUE
 ----------                                                                                         -------------
              COMMON STOCK (CONCLUDED)
              UNITED STATES -- 36.2%
              AEROSPACE/DEFENSE -- 2.1%
     22,150   Boeing Co...........................................................................  $     920,609
                                                                                                    -------------
              BANKING -- 3.9%
     41,400   Wells Fargo & Co....................................................................      1,674,113
                                                                                                    -------------
              CHEMICALS -- 2.1%
     14,000   du Pont (E.I.) de Nemours & Co......................................................        922,250
                                                                                                    -------------
              CONGLOMERATES -- 1.7%
      7,700   Minnesota Mining & Manufacturing Co.................................................        753,638
                                                                                                    -------------
              DRUGS & MEDICAL PRODUCTS -- 1.0%
     10,800   American Home Products Corp.........................................................        425,925
                                                                                                    -------------
              ENERGY -- 0.1%
      1,200   Anadarko Petroleum Corp.............................................................         40,950
                                                                                                    -------------
              FINANCIAL SERVICES -- 8.3%
     29,000   Citigroup, Inc......................................................................      1,611,313
     33,000   Federal Home Loan Mortgage Corp.....................................................      1,553,062
     12,000   Household International.............................................................        447,000
                                                                                                    -------------
                                                                                                        3,611,375
                                                                                                    -------------
              FOOD SERVICES -- 2.3%
     25,000   McDonald's Corp.....................................................................      1,007,813
                                                                                                    -------------
              MACHINERY/ENGINEERING -- 1.6%
     14,600   Caterpillar, Inc....................................................................        687,112
                                                                                                    -------------
              MANUFACTURING -- 1.3%
      6,900   Alcoa, Inc..........................................................................        572,700
                                                                                                    -------------
              MEDIA/BROADCASTING -- 1.4%
      7,700   AMFM, Inc.*.........................................................................        602,525
                                                                                                    -------------
              TECHNOLOGY -- 6.3%
     31,300   Compaq Computer Corp................................................................        847,056
     20,000   Computer Associates International, Inc..............................................      1,398,750
      6,000   Intel Corp..........................................................................        493,875
                                                                                                    -------------
                                                                                                        2,739,681
                                                                                                    -------------
              TELECOMMUNICATIONS -- 2.5%
      7,400   Bell Atlantic Corp..................................................................        455,562
     12,000   MCI Worldcom. Inc.*.................................................................        636,750
                                                                                                    -------------
                                                                                                        1,092,312
                                                                                                    -------------
              TRANSPORTATION -- 1.6%
      8,800   UAL Corp.*..........................................................................        682,550
                                                                                                    -------------
              Total Common Stock (cost - $35,227,722).............................................     40,598,715
                                                                                                    -------------


                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (CONCLUDED)

 PRINCIPAL
   AMOUNT
   (000)                                                                                                VALUE
 ----------                                                                                         -------------
              U.S. GOVERNMENT AGENCY NOTES -- 6.8%
     $2,925   Federal Home Loan Bank Discount Notes,
                  1.50%, 1/3/00 (cost - $2,924,756)...............................................  $   2,924,756
                                                                                                    -------------
               Total Investments (cost - $38,152,478)....................................   100.3%     43,523,471
               Liabilities in excess of other assets.....................................    (0.3)       (111,912)
                                                                                            -----     -----------
               Net Assets................................................................   100.0%    $43,411,559
                                                                                            -----     -----------
                                                                                            -----     -----------

------------------
* Non-income producing security
+ Preferred Stock
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
Investments, at value (cost - $38,152,478).........................................................  $  43,523,471
Cash...............................................................................................         68,839
Receivable for shares of beneficial interest sold..................................................         39,893
Dividends and tax reclaims receivable..............................................................         35,135
Prepaid expenses...................................................................................            367
                                                                                                     -------------
  Total Assets.....................................................................................     43,667,705
                                                                                                     -------------

LIABILITIES:
Payable for investments purchased..................................................................        172,004
Payable for shares of beneficial interest redeemed.................................................         40,121
Investment advisory fee payable....................................................................          5,142
Accrued expenses...................................................................................         38,879
                                                                                                     -------------
  Total Liabilities................................................................................        256,146
                                                                                                     -------------
  Net Assets.......................................................................................  $  43,411,559
                                                                                                     -------------
                                                                                                     -------------

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited shares authorized)........................  $      26,210
Paid-in-capital in excess of par...................................................................     36,410,702
Accumulated net investment loss....................................................................         (3,139)
Accumulated net realized gain on investments.......................................................      1,607,569
Net unrealized appreciation on investments and other assets and liabilities denominated
  in foreign currency..............................................................................      5,370,217
                                                                                                     -------------
  Net Assets.......................................................................................  $  43,411,559
                                                                                                     -------------
                                                                                                     -------------
Shares outstanding.................................................................................      2,620,954
                                                                                                     -------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE.....................................         $16.56
                                                                                                     -------------
                                                                                                     -------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $48,142)...........................................  $    541,052
  Interest..........................................................................................        56,633
                                                                                                      ------------
     Total investment income........................................................................       597,685
                                                                                                      ------------

EXPENSES:
  Investment advisory fees..........................................................................       302,528
  Custodian fees....................................................................................        75,593
  Audit and tax service fees........................................................................        18,172
  Trustees' fees and expenses.......................................................................         7,625
  Transfer agent fees...............................................................................         5,505
  Reports to shareholders...........................................................................         3,434
  Legal fees........................................................................................           895
  Miscellaneous.....................................................................................         2,801
                                                                                                      ------------
     Total expenses.................................................................................       416,553
     Less: expense offset...........................................................................          (687)
                                                                                                      ------------
     Net expenses...................................................................................       415,866
                                                                                                      ------------
       Net investment income........................................................................       181,819
                                                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments..................................................................     8,245,602
  Net realized loss on foreign currency transactions................................................       (34,255)
  Net change in unrealized appreciation/depreciation on investments and other assets and liabilities
     denominated in foreign currency................................................................       648,000
                                                                                                      ------------
       Net realized and unrealized gain on investments and foreign currency transactions............     8,859,347
                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................  $  9,041,166
                                                                                                      ------------
                                                                                                      ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------------
                                                                                  1999                 1998
                                                                             ----------------    --------------------
OPERATIONS:

Net investment income.....................................................     $    181,819          $    242,532
Net realized gain on investments..........................................        8,245,602             1,274,387
Net realized gain (loss) on foreign currency transactions.................          (34,255)               23,150
Net change in unrealized appreciation/depreciation on investments and
  other assets and liabilities denominated in foreign currency............          648,000             1,899,363
                                                                               ------------          ------------
     Net increase in net assets resulting from operations.................        9,041,166             3,439,432
                                                                               ------------          ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income.....................................................         (569,505)             (375,199)
Net realized gains........................................................       (6,011,036)           (1,323,870)
                                                                               ------------          ------------
     Total dividends and distributions to shareholders....................       (6,580,541)           (1,699,069)
                                                                               ------------          ------------

SHARE TRANSACTIONS:

Net proceeds from the sales of shares.....................................       15,608,376            11,034,344
Reinvestment of dividends and distributions...............................        6,580,541             1,699,069
Cost of shares redeemed...................................................      (16,015,175)           (5,570,212)
                                                                               ------------          ------------
     Net increase in net assets from share transactions...................        6,173,742             7,163,201
                                                                               ------------          ------------

     Total increase in net assets.........................................        8,634,367             8,903,564

NET ASSETS:

Beginning of year.........................................................       34,777,192            25,873,628
                                                                               ------------          ------------
End of year...............................................................     $ 43,411,559          $ 34,777,192
                                                                               ------------          ------------
                                                                               ------------          ------------

SHARES ISSUED AND REDEEMED:

Issued....................................................................          889,280               692,242
Issued in reinvestment of dividends and distributions.....................          397,827               110,115
Redeemed..................................................................         (920,505)             (354,531)
                                                                               ------------          ------------
     Net increase.........................................................          366,602               447,826
                                                                               ------------          ------------
                                                                               ------------          ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                         YEAR ENDED DECEMBER 31,                   FOR THE PERIOD
                                                -------------------------------------------     MARCH 1, 1995(1) TO
                                                 1999        1998        1997        1996        DECEMBER 31, 1995
                                                -------     -------     -------     -------     --------------------
Net asset value, beginning of period.........    $15.43      $14.32      $13.23      $11.61             $10.00
                                                -------     -------     -------     -------           --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................      0.31        0.12        0.06        0.04               0.05
  Net realized and unrealized gain on
     investments and foreign currency
     transactions............................      3.78        1.78        1.79        1.70               1.83
                                                -------     -------     -------     -------           --------
     Total income from investment
       operations............................      4.09        1.90        1.85        1.74               1.88
                                                -------     -------     -------     -------           --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.................     (0.26)      (0.18)      (0.04)      (0.05)             (0.03)
  In excess of net investment income.........        --          --       (0.03)         --                 --
  From net realized gains....................     (2.70)      (0.61)      (0.69)      (0.07)             (0.24)
                                                -------     -------     -------     -------           --------
     Total dividends and distributions to
       shareholders..........................     (2.96)      (0.79)      (0.76)      (0.12)             (0.27)
                                                -------     -------     -------     -------           --------
Net asset value, end of period...............    $16.56      $15.43      $14.32      $13.23             $11.61
                                                -------     -------     -------     -------           --------
                                                -------     -------     -------     -------           --------
TOTAL RETURN (2).............................     26.5%       13.3%       14.0%       15.0%              18.9%
                                                -------     -------     -------     -------           --------
                                                -------     -------     -------     -------           --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)............   $43,412     $34,777     $25,874     $16,972             $2,891
Ratio of expenses to average net assets (3)..     1.10%       1.13%       1.19%(4)    1.42%(4)           1.25%(4)(5)
Ratio of net investment income to average net
  assets.....................................     0.48%       0.79%       0.45%(4)    0.81%(4)           1.02%(4)(5)
Portfolio Turnover...........................       83%         55%         53%         40%                67%

------------------

(1) Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Inclusive of expenses offset by earnings credits from custodian bank (See 1H in Notes to Financial Statements).

(4) During the fiscal periods indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.40%, respectively, for the year ended December 31, 1996 and 3.94% (annualized) and (1.67)%, (annualized), respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

(5) Annualized

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation dates; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                  (CONTINUED)
(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  (D) FOREIGN CURRENCY TRANSLATION (CONCLUDED)

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

As a result of permanent book/tax differences primarily attributable to the sale of a passive foreign investment company, $525,950 has been reclassified from accumulated net realized gain on investments to accumulated net investment loss. Net assets were not affected by this reclassification.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio of the Trust based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                  (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $3,139 in connection with the Plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million, 0.75% on the next $400 million and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.25% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 1999 was $38,279,383. Accordingly, net unrealized appreciation of investments of $5,244,088 was comprised of gross appreciation of $7,586,798 for those investments having an excess of value over cost and gross depreciation of $2,342,710 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $30,272,747 and $31,338,748, respectively.

(4) ACQUISITION OF INVESTMENT ADVISER

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subisidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors, an indirect wholly-owned subsidiary of PIMCO Advisors. The Board of Trustees have approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Global Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period March 1, 1995 (commencement of operations) through December 31, 1995, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 2000

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Joseph M. LaMotta                 Trustee, President
V. Lee Barnes                     Trustee
Paul Y. Clinton                   Trustee
Thomas W. Courtney                Trustee
Lacy B. Herrmann                  Trustee
Theodore T. Mason                 Trustee
Steven Calabria                   Vice President
Bernard H. Garil                  Vice President
Mark F. Degenhart                 Vice President and Portfolio Manager
John C. Giusio, Jr.               Vice President
Richard J. Glasebrook, II         Vice President and Portfolio Manager
Colin Glinsman                    Vice President and Portfolio Manager
Louis Goldstein                   Vice President and Portfolio Manager
Benjamin D. Gutstein              Vice President and Portfolio Manager
Vikki Hanges                      Vice President and Portfolio Manager
Jeffrey J. Hughes                 Vice President
Timothy J. McCormack              Vice President and Portfolio Manager
Eric V. Retzlaff                  Vice President
James Sheldon                     Vice President and Portfolio Manager
Brian S. Shlissel                 Treasurer
Elliot M. Weiss                   Secretary
Maria Camacho                     Assistant Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.